EXHIBIT 99

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing with the Securities and Exchange Commission of the Annual Report of Frisch’s Restaurants, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 2, 2002 (the “Report”), the undersigned officers of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 26, 2002	By:	/s/ CRAIG F. MAIER
Craig F. Maier Chief Executive Officer

August 26, 2002	By:	/s/ DONALD H. WALKER
Donald H. Walker Vice President, Treasurer and Chief Financial Officer

49